UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2014 (December 31, 2013)

LAREDO PETROLEUM, INC.

(Formerly Known As: Laredo Petroleum Holdings, Inc.)

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Laredo Petroleum Holdings, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Fourth Amended and Restated Credit Agreement

On December 31, 2013, Laredo Petroleum, Inc., formerly known as Laredo Petroleum Holdings, Inc. (the “Company”), entered into a Fourth Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) among the Company, as borrower, Wells Fargo Bank, N.A. as administrative agent and the other financial institutions signatory thereto.   The Amended and Restated Credit Agreement replaces the Company’s Third Amended and Restated Credit Agreement (as amended, the “Former Credit Agreement”) dated July 1, 2011, in its entirety, and was entered into in connection with the Company’s previously disclosed internal corporate reorganization (the “Corporate Reorganization”) that merged its wholly-owned subsidiary known as Laredo Petroleum, Inc. (the “Subsidiary”) with and into the Company, with the Company surviving the merger.  In connection with such merger, the Company changed its name from Laredo Petroleum Holdings, Inc. to Laredo Petroleum, Inc. The Former Credit Agreement was filed as Exhibit 10.1 to the Company’s Form S-1 filed on August 24, 2011.

Supplemental Indenture to 9½% Senior Notes due 2019

On December 31, 2013, the Company entered into a Fourth Supplemental Indenture among the Company,  Laredo Midstream Services, LLC, a Delaware limited liability company (“Laredo Midstream”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”) (the “Fourth Supplemental Indenture”), to the Indenture dated as of January 20, 2011 among the Subsidiary, the Company, the other guarantors party thereto and the Trustee, as supplemented by that certain Supplemental Indenture, dated as of July 1, 2011, among the Subsidiary, the Company, the other guarantors party thereto and the Trustee, that certain Second Supplemental Indenture, dated as of December 19, 2011, among the Subsidiary, the Company, the other guarantors party thereto and the Trustee, and that certain Third Supplemental Indenture, dated as of December 19, 2011, among the Subsidiary, the Company, the other guarantors party thereto and the Trustee (as so supplemented, the “2011 Indenture”) governing the Subsidiary’s 9½% Notes due 2019 in the aggregate principal amount of $550,000,000 (the “2019 Notes”).  The Fourth Supplemental Indenture was entered into in connection with the Corporate Reorganization, which merged each of the previously existing guarantors (other than the Company and Laredo Midstream) into the Subsidiary, with the Subsidiary as the surviving entity; and, as a result thereof, leaving only Laredo Midstream and the Company as guarantors, and subsequently merged the Subsidiary with and into the Company, with the Company as the surviving entity.  Pursuant to the Fourth Supplemental Indenture, the Company expressly assumed all the obligations of the Subsidiary under the 2019 Indenture and the 2019 Notes and Laredo Midstream, as the sole remaining guarantor of the 2019 Indenture and the 2019 Notes, confirmed its guarantee of the Company’s obligations under the 2019 Indenture and the 2019 Notes. The terms of the 2019 Notes are otherwise unchanged.

Supplemental Indenture to 7⅜% Senior Notes due 2022

On December 31, 2013, the Company entered into a Second Supplemental Indenture among the Company,  Laredo Midstream and the Trustee (the “Second Supplemental Indenture”), to the Indenture dated as of April 27, 2012 (the “2012 Base Indenture”) among the Subsidiary, the Company, the other guarantors party thereto and the Trustee, as supplemented by the Supplemental Indenture, dated as of April 27, 2012, among the Subsidiary, the Company, the other guarantors party thereto and the Trustee (the “2012 Supplemental Indenture,” and together with the 2012 Base Indenture, the “2012 Indenture”) governing the Subsidiary’s 7⅜% Notes due 2022 in the aggregate principal amount of $500,000,000 (the “2022 Notes”).  The Second Supplemental Indenture was entered into in connection with the Corporate Reorganization, which merged each of the previously existing guarantors (other than the Company and Laredo Midstream) into the Subsidiary, with the Subsidiary as the surviving entity; and, as a result thereof, leaving only Laredo Midstream and the Company as guarantors, and subsequently merged the Subsidiary with and into the Company, with the Company as the surviving entity.  Pursuant to the Second Supplemental Indenture, the Company expressly assumed all the obligations of the Subsidiary under the 2022 Indenture and the 2022 Notes and Laredo Midstream, as the sole remaining guarantor of the 2022 Indenture and the 2022 Notes, confirmed its guarantee of the Company’s obligations under the 2022 Indenture and the 2022 Notes. The terms of the 2022 Notes are otherwise unchanged.

The foregoing descriptions of the Fourth Supplemental Indenture, the Second Supplemental Indenture and the Amended and Restated Credit Agreement are a summary only and are qualified in their entirety by reference to the complete text of the Fourth Supplemental Indenture, the Second Supplemental Indenture and the Amended and Restated Credit Agreement, copies of which are attached as Exhibits 4.1, 4.2 and 10.1 respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations and warranties of the Company in the Amended and Restated Credit Agreement were made only for purposes of that agreement and as of specific dates and were solely for the benefit of the lenders party thereto.  The Fourth Supplemental Indenture, the Second Supplemental Indenture and the Amended and Restated Credit Agreement are contractual documents that establish and govern the legal relations among the parties thereto and are not intended to be a source of factual, business, or operational information about the Company and its subsidiaries.  The representations and warranties made by the Company in the Amended and Restated Credit Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Fourth Supplemental Indenture, the Second Supplemental Indenture and the Amended and Restated Credit Agreement is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 concerning the Fourth Supplemental Indenture and the Second Supplemental Indenture is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws.

On December 31, 2013, pursuant to the Certificate of Ownership and Merger dated December 30, 2013 the Company amended its Certificate of Incorporation to effectuate the change of the Company’s name from Laredo Petroleum Holdings, Inc. to Laredo Petroleum, Inc.

The foregoing summary is qualified in its entirety by reference to the complete text of the Certificate of Ownership and Merger, attached hereto as Exhibit 3.1. The Certificate of Ownership and Merger is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, dated as of December 30, 2013.
4.1	Fourth Supplemental Indenture, dated as of December 31, 2013, among the Subsidiary, the Company, Laredo Midstream, and Wells Fargo Bank, National Association, as trustee under the 2011 Indenture.
4.2	Second Supplemental Indenture, dated as of December 31, 2013, among the Subsidiary, the Company, Laredo Midstream, and Wells Fargo Bank, National Association, as trustee under the 2012 Indenture.
10.1

Fourth Amended and Restated Credit Agreement, dated as of December 31, 2013, among the Company, as borrower, Wells Fargo Bank, National Association as administrative agent, and the other financial institutions signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: January 6, 2014	By:	/s/ Kenneth E. Dornblaser
		Name:	Kenneth E. Dornblaser
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, dated as of December 30, 2013.
4.1	Fourth Supplemental Indenture, dated as of December 31, 2013, among the Subsidiary, the Company, Laredo Midstream, and Wells Fargo Bank, National Association, as trustee under the 2011 Indenture.
4.2	Second Supplemental Indenture, dated as of December 31, 2013, among the Subsidiary, the Company, Laredo Midstream, and Wells Fargo Bank, National Association, as trustee under the 2012 Indenture.
10.1

Fourth Amended and Restated Credit Agreement, dated as of December 31, 2013, among the Company, as borrower, Wells Fargo Bank, National Association as administrative agent, and the other financial institutions signatory thereto.